SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 11, 2003

Date of Report (Date of
earliest event reported)

NeoRx Corporation

(Exact Name of Registrant as Specified in Charter)

Washington	0-16614	91-1261311
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

300 Elliot Avenue West, Suite 500, Seattle, WA		98119
(Address of principal executive offices)		(Zip Code)

(206) 281-7001
(Registrant’s telephone number, including area code)

Item 5.                       Other Events

On November 11, 2003, NeoRx Corporation announced that the United States Patent and Trademark Office has allowed new claims to the Company’s STR™ (Skeletal Targeted Radiotherapy) product candidate.  The newly allowed claims are directed to the treatment of bone-associated cancers, including multiple myeloma, Ewing’s sarcoma, and metastatic breast and prostate cancer, using a combination of STR with high-dose chemotherapy and autologous stem cell transplantation.  See press release attached as Exhibit 99.1.

Item 7.                       Financial Statements, Pro Forma Financial Information and Exhibits

(c)                                  Exhibits

99.1                           Press Release of NeoRx Corporation, dated November 11, 2003

99.2                           Press Release of NeoRx Corporation, dated November 13, 2003

Item 12.                Results of Operations and Financial Condition

On November 13, 2003, NeoRx Corporation issued a press release announcing its third quarter earnings for the fiscal quarter ended September 30, 2003.  A copy of the press release is attached hereto as Exhibit 99.2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NeoRx Corporation

Dated: November 14, 2003	By	/s/ Melinda G. Kile
Melinda G. Kile
Vice President, Finance

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated November 11, 2003
99.2	Press Release dated November 13, 2003